UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  :

Filed by a Party other than the Registrant  9

Check the appropriate box:

:       Preliminary Proxy Statement

9  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

9       Definitive Proxy Statement

9  Definitive Additional Materials

9  Soliciting Material Pursuant to §240.14a-12

PARADIGM MEDICAL INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

:	No fee required.

9	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.*

9	Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

9
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PARADIGM MEDICAL INDUSTRIES, INC.

2355 South 1070 West
Salt Lake City, Utah 84119

July 21, 2008

Dear Shareholder:

    On behalf of the Board of Directors, it is my pleasure to invite you to attend the Special Meeting of Shareholders (the "Special Meeting") of Paradigm Medical Industries, Inc. (the "Company") to be held on Thursday, August 21, 2008, at 10:00 a.m., Mountain Standard Time, at 2355 South 1070 West, Salt Lake City, Utah 84119.  The formal notice of the Special Meeting and the Proxy Statement have been made a part of this invitation.

    The matters to be addressed at the Special Meeting are (i) the approval of a proposed 1-for-100 reverse stock split of the Company's common stock, and (ii)the transaction of such other business as may properly come before the meeting or any adjournments thereof.  Please refer to the Proxy Statement for detailed information on the proposal and the Special Meeting of Shareholders.

    Your vote is very important.  We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting.  Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

Thank you for your support of Paradigm Medical Industries, Inc.   We look forward to seeing you at the Special Meeting.

Sincerely yours,

/s/ Raymond P.L. Cannefax

Raymond P.L. Cannefax
President and Chief Executive Officer

PARADIGM MEDICAL INDUSTRIES, INC.
2355 South 1070 West
Salt Lake City, Utah 84119

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 21, 2008
_________________________
To our Shareholders:

    NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Special Meeting”) of Paradigm Medical Industries, Inc. (the “Company”) will held on Thursday, August 21, 2008, beginning at 10:00 a.m. Mountain Standard Time, at the Company’s corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah.  At the Special Meeting, shareholders will consider and act upon the following matter:

  1. To approve a 1-for-100 reverse stock split of the Company's common stock; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Also included is a single-page Proxy Card and a postage prepaid return envelope.  Only shareholders of record at the close of business on July 11, 2008 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

    If you do not expect to attend the meeting in person, it is important that your shares be represented.  Please use the enclosed Proxy Card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person.  If your shares are held in “street name,” you should instruct your broker how to vote in accordance with your Proxy Card.

By order of the Board of Directors,

/s/ Luis A. Mostacero

Luis A. Mostacero
Vice President of Finance, Chief Financial Officer,
Treasurer and Secretary
July 21, 2008
Salt Lake City, Utah

PARADIGM MEDICAL INDUSTRIES, INC.
2355 South 1070 West
Salt Lake City, Utah 84119

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed Proxy is solicited on behalf of the Board of Directors of Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on Thursday, August 21, 2008, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof.  The purpose of the meeting is set forth herein and in the accompanying Notice of Special Meeting of Shareholders.  The Special Meeting will be held at the Company’s corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. This Proxy Statement and accompanying materials are being mailed on or about July 21, 2008.  The Company will bear the cost of this solicitation.

    The matters to be brought before the Special Meeting are (1) to approve a 1-for-100 reverse stock split of the Company's common stock; and (2) to transact such other business as may properly come before the Special Meeting.

Record Date

    Shareholders of record of the Company's Common Stock at the close of business on July 11, 2008 (the "Record Date") are entitled to notice of and to vote at the meeting.  As of July 11, 2008, 1,346,390,590 shares of the Company's Common Stock, $.001 par value, 5,627 shares of the  Series A Preferred Stock, 8,986 shares of Series B Preferred Stock, no shares of Series C Convertible Preferred Stock, 5,000 shares of Series D Convertible Preferred Stock, 250 shares of Series E Convertible Preferred Stock, 4,398.75 shares of Series F Preferred Stock, and 588,235 shares of Series G Preferred Stock were issued and outstanding.  Shareholders of  Series A,  Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are not entitled to vote at the Annual Meeting.  Shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy shall constitute a quorum for the transaction of business at the Special Meeting.

Revocability of Proxies

    Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.  An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

Voting and Solicitation

    Each shareholder will be entitled to one vote for each share of Common Stock held at the record date.  Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote on the amendment to the Company's Certificate of Incorporation will be required to approve the amendment.  Because the shares of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are non-voting securities, the holders thereof will not be entitled to vote at the Special Meeting.  The Company's executive offices are located at 2355 South 1070 West, Salt Lake City, Utah.  In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

APPROVAL OF REVERSE STOCK SPLIT

Proposal

    Subject to shareholder approval, the Board of Directors has approved a 1-for-100 reverse stock split of the Company's common stock.  The Board of Directors believes that the reverse stock split is in the Company's best interests in that it may increase the trading price of the common stock.  An increase in the price of the common stock should, in turn, generate greater investor interest in the common stock, thereby enhancing the marketability of the common stock to the financial community.  In addition, an increase in the price of the common stock would enhance the attractiveness of the Company's common stock for future acquisitions or mergers by the Company or to otherwise carry out the Company's business objectives.

    Although the reverse stock split may increase the market price of the common stock, the actual effect of the reverse split on the market price cannot be predicted.  The market price of the common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the reverse stock split.  Further, there is no assurance that the reverse stock split will lead to a sustained increase in the market price of the common stock.  The market price of the common stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.  The reverse stock split will affect all of the holders of the Company's common stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares, as discussion below.

    The reverse stock split of the Company's common stock will become effective upon shareholder approval at the Special Meeting of Shareholders and on the date of filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Date").  The reverse stock split will take place on the Effective Date.  Shareholders will affect the reverse stock split by physically surrendering their current certificates for certificates representing the number of shares of common stock each shareholder is entitled to receive as a result of the reverse stock split.  New certificates of common stock will be issued.

    No fractional shares will be issued in connection with the reverse stock split.  Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of common stock that is not evenly divisible by the reverse stock split ratio will receive an additional share for their fractional shares.  For example, a shareholder who would be entitled to receive one-fourth of a share would receive one share of the Company's common stock on the date that the reverse stock  split is implemented.

Certain Risks Associated with the Reverse Stock Split

The Company's total market capitalization immediately after the proposed reverse stock split may be lower than immediately before the proposed reverse stock split.

    There are numerous factors and contingencies that could affect the Company's stock price following the proposed reverse stock split, including the status of the market for the Company's stock at the time, the Company's reported results of operations in future periods, and general economic market and industry conditions.  Accordingly, the market price of the Company's common stock may not be sustainable at the direct arithmetic result of the reverse stock split (for example, based on the closing price of the Company's common stock on the OTC Bulletin Board on July 2, 2008 of $.0004 per share, the direct arithmetic result of the reverse stock split would be a post-split market price for the Company's common stock at $.04 per share).  If the market price of the Company's common stock declines after the reverse stock split, the Company's total market capitalization (the aggregate value of all of the Company's outstanding common stock at the then existing market price) after the split will be lower than before the split.

The reverse stock split may result in some shareholders owning "odd lots" that may be more difficult to sell or require greater transaction costs per share to sell.

    The reverse stock split may result in some shareholders owning "odd lots" of less than 100 shares of the Company's common stock on a post-split basis.  Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in "board lots" of even multiples of 100 shares.

Effect on Existing Shares of Common Stock

    The proposed reverse stock split would affect all of the Company's shareholders uniformly and would not affect any shareholder's percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of the Company's shareholders owning a fractional share, as described below.  Proportionate voting rights and other rights and preferences of the holders of the Company's common stock would not be affected by a reverse stock split.

Effect on Authorized but Unissued Shares of Common Stock

    Currently, the Company is authorized to issue up to a total of 1,400,000,000 shares of common stock, of which 1,346,390,590 shares were outstanding on the Record Date.  The reverse stock split will not impact the total authorized number of shares of common stock.

Effect on Authorized but Unissued Shares of Preferred Stock

    Currently, the Company is authorized to issue up to a total of 5,000,000 shares of preferred stock, 612,497 of which are issued and outstanding or reserved for future issuance.  The reverse stock split will not impact the total authorized number of shares of preferred stock.

Effect on Convertible Debt

    The number of shares into which the $3,967,476 in callable secured convertible notes are convertible and the conversion price for those notes will be automatically adjusted as a result of the reverse stock split as provided in the terms of those notes.  In addition, the number of shares represented by the warrants the Company sold concurrently with the convertible notes and the exercise prices for the warrants will also be automatically adjusted as a result of the reverse stock split pursuant to their terms.

Effect on Stock Options

Currently, there are outstanding stock options granted to the Company's executive officers and employees to purchase 9,225,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share, and outstanding stock options granted to the Company's directors to purchase 2,225,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share.  The reverse stock split would reduce the number of shares authorized and available for issuance under 1995 Stock Option Plan.  In addition, the exercise price per share for each option would be multiplied by 100.

Effect on Registration and Stock Trading

    The Company's common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Company is subject to the periodic reporting and other requirements of the 1934 Act.  The proposed reverse stock split will not affect the registration of the Company's common stock under the 1934 Act.

    If the proposed reverse stock split is implemented, the Company's common stock will continue to be reported on the OTC Bulletin Board under the symbol "PMED."

Effective Date

    The proposed reverse stock split would become effective on the date of filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form attached hereto as Appendix A, to amend the Certificate with a provision effecting the reverse stock split.  The reverse stock split will become effective at such time as the Certificate of Amendment effecting the reverse split is accepted and approved by the Secretary of State of the State of Delaware.

Mechanics of Reverse Stock Split

    If this Proposal is approved by the shareholders at the Special Meeting, shareholders will be notified that the reverse stock split has been effected.  The mechanics of the reverse stock split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a shareholder's name.

$	If a shareholder's shares are held in street name, the number of shares the shareholders hold will automatically be adjusted to reflect the reverse stock split on the Effective Date.

$
If a shareholder's shares are registered directly in the shareholder's name, the shareholder will receive a transmittal letter asking the shareholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares.  No new certificates will be issued to the shareholder until the outstanding certificate(s), together with the properly completed and executed letter of transmittal, are delivered to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 1004-1123, the exchange agent for the common shareholders.  Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so.  The exchange agent will send each common shareholder a new stock certificate promptly after receipt of that shareholder's properly completed letter of transmittal and old stock certificate(s).

No Fractional Shares

    Whether shares are held in street name or directly, the Company will not issue fractional shares of common stock to its shareholders.  Shareholders that would otherwise be entitled to receive fractional shares because they hold a number of shares that is not evenly divisible by the reverse split ratio will receive one additional share of the Company's common stock in lieu of such fractional share.

Accounting Consequences

    The reverse stock split will not effect the par value of the Company's common stock.  As a result, as of the effectiveness of the reverse stock split, the stated capital attributable to the common stock on the balance sheet will be reduced proportionately based on the reverse stock split and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per-share net income or loss and net book value of the Company's common stock will be restated because there will be fewer shares of common stock outstanding.

No Appraisal Rights

    Under the Delaware General Corporation Law, the Company's shareholders are not entitled to appraisal rights with respect to the reverse stock split described in this Proposal, and the Company will not independently provide its shareholders with any such rights.

U.S. Federal Income Tax Consequences

    The following is a summary of important tax considerations of the proposed reverse stock split: It addresses only shareholders who hold the pre-reverse stock split shares and post-reverse stock split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, shareholders who hold the pre-reverse stock split shares as qualified small business stock within the meaning of Section 1202 of the Code, shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation.

    This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each shareholder is advised to consult his or her tax advisor as to his or her own situation. The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, a shareholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis "of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by the Company  as a result of the reverse stock split.

Vote Required and Board Recommendation

    The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock will be required to approve the reverse stock split, assuming a quorum is present.

The Board recommends that the shareholders vote "FOR" the approval of the reverse stock split.

OUTSTANDING COMMITMENTS TO ISSUE SHARES

    The following table identifies the Company's outstanding commitments to issue shares, including the shares underlying the convertible notes and warrants issuable upon conversion of the notes and exercise of the warrants:
Security	Underlying Shares of Common Stock
Notes (1)	22,041,533,000
Warrants (2)	63,834,392
Preferred Stock (3)	862,404
Stock Options (4)	11,500,000
Total	22,117,759,796

(1)
Assumes full conversion of $3,967,476 of notes issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC at a conversion price of $.0004 per share (based upon a market price of $.0004 as of July 2, 2008 with a 55% discount).

(2)
Consisting of warrants exerciseable at prices ranging from $.001 per share to $6.75 per share, including warrants issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC to purchase 16,534,392 shares of common stock at an exercise price of $.20 per share, exerciseable through the period from April 27, 2010 to June 30, 2010; warrants to purchase 12,000,000 shares of common stock at an exercise price of $.10 per share, exerciseable through the period from February 28, 2011 to April 20, 2012; warrants to purchase 10,000,000 shares of common stock at an exercise price of $.005 per share, exerciseable through June 11, 2012; warrants to purchase 15,000,000 shares of common stock at an exercise price of $.001 per share, exerciseable through December 24, 2014; and warrants to purchase 10,000,000 shares of common stock at an exercise price of $.001 per share, exerciseable through June 16, 2015.

(3)
Consisting of 6,753 shares of common stock issuable upon conversion of 5,627 shares of Series A preferred stock, 10,783 shares of common stock issuable upon conversion of 8,986 shares of Series B preferred stock, 8,750 shares of common stock issuable upon conversion of 5,000 shares of Series D preferred stock, 13,333 shares of common stock issuable upon conversion of 250 shares of Series E preferred stock, 234,550 shares of common stock issuable upon conversion of 4,398.75 shares of Series F preferred stock, and 588,235 shares of common stock issuable upon conversion of 588,235 shares of Series G preferred stock.

(4)
Consisting of stock options granted to executive officers and employees to purchase 9,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share, and stock options granted to directors to purchase 2,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share.

There are a total of 22,117,759,796 shares underlying the Company's convertible notes, warrants, preferred stock and stock options, assuming full conversion of the outstanding notes and preferred stock and the exercise of all the outstanding warrants and stock options.  The current number of the Company's authorized shares of common stock is 1,400,000,000 shares.  The large number of  shares of common stock underlying the notes, warrants, preferred stock and stock options will require the Company to increase the number of authorized shares.  Failure to obtain shareholder approval to increase the number of authorized shares could result in the noteholders commencing legal action against the Company and foreclosing on all of its assets to recover damages.  Any such action would require the Company to curtail or cease its operations.

CALLABLE SECURED CONVERTIBLE NOTES AND WARRANTS

April 27, 2005 Sale of $2,500,000 in Callable Secured Convertible Notes:  To obtain funding for the Company's ongoing operations, the Company entered into a securities purchase agreement with four accredited investors on April 27, 2005 for the sale of (i) $2,500,000 in convertible notes and (ii) warrants to purchase 16,534,392 shares of its common stock.  The sale of the convertible notes and warrants occurred in three traunches and the investors provided the Company with an aggregate of $2,500,000 as follows:

$$850,000 was disbursed on April 27, 2005;
$
$800,000 was disbursed on June 23, 2005 after the Company filed a registration statement on June 22, 2005 to register the shares of common stock issuable upon conversion of the convertible notes and exercise of the warrants; and

$$850,000 was disbursed on June 30, 2005, the effective date of the registration statement.

    Under the terms of the securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning April 27, 2005 and ending on the later of (A) 270 days from April 27, 2005, and (B) 180 days from the date the registration statement is declared effective.

    In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning April 27, 2005 and ending two years after the end of the above lock-up period unless it has first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing.  Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

    The $2,500,000 in convertible notes bear interest at 8% per annum from the date of issuance.  Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front.  The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0945, for each trading day during that month.  Any amount of principal or interest on the convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid.  The callable secured convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.09 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date.  Accordingly, there is no limit on the number of shares into which the notes may be converted.  On June 16, 2008, the Company agreed to reduce the applicable percentage for calculating the conversion price from 60% to 45% of the average of the three lowest intraday trading prices of the Company's common stock.  The Company agreed to this change as a condition to receiving further funding for its ongoing operations on June 16, 2008.

    The $2,500,000 in notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property.   Moreover, the Company has a call option under the terms of the notes.  The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.09 per share.  An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement.  Prepayment of the convertible notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

    The warrants are exercisable until five years from the date of issuance at a purchase price of $.20 per share.  The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.  In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom.  In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

    The noteholders have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes.

    February 28, 2006 Sale of $1,500,000 in Callable Secured Convertible Notes:  To obtain additional funding for the Company's ongoing operations, the Company entered into a second securities purchase agreement on February 28, 2006 with the same four accredited investors for the sale of (i) $1,500,000 in convertible notes and (ii) warrants to purchase 12,000,000 shares of its common stock.  The sale of the convertible notes and warrants is to occur in three traunches and the investors are obligated to provide the Company with an aggregate of $1,500,000 as follows:

$$500,000 was disbursed on February 28, 2006;
$
$500,000 was disbursed on June 28, 2006 after the Company filed a registration statement on June 15, 2006 to register the shares of common stock underlying the convertible notes. The registration statement was subsequently withdrawn on July 25, 2006 and a new registration statement was filed on September 21, 2006 to register 60,000,000 shares of common stock issuable upon conversion of the convertible notes;

$$500,000 was disbursed on April 30, 2007, the day prior to the effective date of the registration statement on May 1, 2007.

    Under the terms of the February 28, 2006 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning February 28, 2006 and ending on the later of (a) 270 days from February 28, 2006, or (b) 180 days from the date the registration statement is declared effective.

    In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning February 28, 2006 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing.  Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

    The $1,500,000 in convertible notes bear interest at 8% per annum from the date of issuance.  Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front.  The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month.  Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid.  The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date.  Accordingly, there is no limit on the number of shares into which the notes may be converted.  On June 16, 2008, the Company agreed to reduce the applicable percentage for calculating the conversion price from 60% to 45% of the average of the three lowest intraday trading prices of the Company's common stock.  The Company agreed to this change as a condition to receiving further funding for its ongoing operations on June 16, 2008.

    The $1,500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property.   Moreover, the Company has a call option under the terms of the notes.  The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share.  An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement.  Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

    The warrants are exercisable until five years from the date of issuance at a purchase price of $.10 per share.  The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.  In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom.  In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

    The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes.

    June 11, 2007 Sale of $500,000 in Callable Secured Convertible Notes:  To obtain further funding for the Company's ongoing operations, the Company entered into a third securities purchase agreement on June 11, 2007 with the same four accredited investors for the sale of (i) $500,000 in callable secured convertible notes and (ii) warrants to purchase 10,000,000 shares of its common stock.  The investors disbursed $500,000 to the Company on June 11, 2007.

    Under the terms of the June 11, 2007 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning June 11, 2007 and ending on the later of (a) 270 days from June 11, 2007, or (b) 180 days from the date the registration statement is declared effective.

    In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning June 11, 2007 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing.  Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

    The $500,000 in convertible notes bear interest at 8% per annum from the date of issuance.  Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front.  The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month.  Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid.  The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date.  Accordingly, there is no limit on the number of shares into which the notes may be converted.  On June 16, 2008, the Company agreed to reduce the applicable percentage for calculating the conversion price from 60% to 45% of the average of the three lowest intraday trading prices of the Company's common stock.  The Company agreed to this change as a condition to receiving further funding for its ongoing operations on June 16, 2008.

    The $500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property.   Moreover, the Company has a call option under the terms of the notes.  The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.10 per share.  An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement.  Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

    The warrants are exercisable until seven years from the date of issuance at a purchase price of $.005 per share.  The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.  In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom.  In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

    The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

    The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on June 11, 2007.  The registration statement must be filed with the Securities and Exchange Commission within 60 days of the June 11, 2007 closing date and the effectiveness of the registration is to be within 135 days of such closing date.  Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time.  The penalty may be paid in cash or stock at the Company's option.

    December 24, 2007 Sale of $250,000 in Callable Secured Convertible Notes:  To obtain further funding for the Company's ongoing operations, the Company entered into a fourth securities purchase agreement on December 24, 2007 with three accredited investors for the sale of (i) $250,000 in callable secured convertible notes and (ii) warrants to purchase 15,000,000 shares of its common stock.  The investors disbursed $250,000 to the Company on December 24, 2007.

    Under the terms of the December 24, 2007 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning December 24, 2007 and ending on the later of (a) 270 days from December 24, 2007, or (b) 180 days from the date the registration statement is declared effective.

    In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning December 24, 2007 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing.  Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

    The $250,000 in convertible notes bear interest at 8% per annum from the date of issuance.  Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front.  The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month.  Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid.  The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date.  Accordingly, there is no limit on the number of shares into which the notes may be converted.  On June 16, 2008, the Company agreed to reduce the applicable percentage for calculating the conversion price from 60% to 45% of the average of the three lowest intraday trading prices of the Company's common stock.  The Company agreed to this change as a condition to receiving further funding for its ongoing operations on June 16, 2008.

    The $250,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property.   Moreover, the Company has a call option under the terms of the notes.  The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share.  An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement.  Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

    The warrants are exercisable until seven years from the date of issuance at a purchase price of $.001 per share.  The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.  In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom.  In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

    The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

    The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on December 24, 2007.  The registration statement must be filed with the Securities and Exchange Commission within 60 days of the December 24, 2007 closing date and the effectiveness of the registration is to be within 135 days of such closing date.  Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time.  The penalty may be paid in cash or stock at the Company's option.

    June 16, 2008 Sale of $310,000 in Callable Secured Convertible Notes:  To obtain additional funding for the Company's ongoing operations, the Company entered into a fifth securities purchase agreement on June 16, 2008 with three accredited investors for the sale of (i) $310,000 in convertible notes and (ii) warrants to purchase 10,000,000 shares of its common stock.  The sale of the convertible notes and warrants is to occur in three traunches and the investors are obligated to provide the Company with an aggregate of $310,000 as follows:

$$110,000 was disbursed on June 16, 2008;
$$100,000 will be disbursed after the Company files a Schedule 14A preliminary proxy statement for a reverse stock split with the Securities and Exchange Commission; and
$$100,000 will be disbursed upon the effectiveness of the reverse stock split.

    Under the terms of the June 16, 2008 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning June 16, 2008 and ending on the later of (a) 270 days from June 16, 2008, or (b) 180 days from the date the registration statement is declared effective.

    In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning June 16, 2008 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing.  Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

    The $310,000 in convertible notes bear interest at 8% per annum from the date of issuance.  Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front.  The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month.  Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid.  The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 45% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date.  Accordingly, there is no limit on the number of shares into which the notes may be converted.

    The $310,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property.   Moreover, the Company has a call option under the terms of the notes.  The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share.  An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement.  Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

    The warrants are exercisable until seven years from the date of issuance at a purchase price of $.001 per share.  The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.  In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom.  In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

    The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.  However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

    The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on June 16, 2008.  The registration statement must be filed with the Securities and Exchange Commission within 60 days of the June 16, 2008 closing date and the effectiveness of the registration is to be within 135 days of such closing date.  Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time.  The penalty may be paid in cash or stock at the Company's option.

Simple Conversion Calculation

    The number of shares of common stock issuable upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006, June 11, 2007, December 23, 2007, and June 16, 2008 is determined by dividing that portion of the principal of the notes to be converted and interest, if any, by the conversion price.  For example, assuming conversion of $3,968,257 principal amount of the convertible notes on December 31, 2007 (consisting of $4,860,000 in convertible notes that were sold to accredited investors pursuant to the securities purchase agreements dated April 27, 2005, February 28, 2006, June 11, 2007, December 24, 2007, and June 16, 2008, less $1,288,565 in notes converted during the period from June 12, 2005 to July 11, 2008, plus $389,010 in interest during the same period) and a conversion price of $.0004 per share with a 55% discount, the number of shares issuable upon conversion would be:

$3,967,476/$.0004 x 45% = 22,041,533,000 shares.

The continuously adjustable conversion price feature of the convertible notes could require the Company to issue a substantially greater number of shares, which will cause dilution to the existing shareholders.

    The Company's obligation to issue shares upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006, June 11, 2007, December 24, 2007, and June 16, 2008 is essentially limitless.  The following is an example of the amount of shares of common stock that are issuable upon conversion of $3,967,476 principal amount of the convertible notes (including accrued interest), based on market prices 25%, 50%, and 75% below the market price, as of July 2, 2008 of $.0004 with a 55% discount:

% Below Market	Price Per Share	With 55% Discount	Number of Shares Issuable	% of Outstanding Shares*
25%	$.0003	$.000135	29,388,711,000	2,183%
50%	$.0002	$.00009	44,083,066,000	3,274%
75%	$.0001	$.000045	88,166,133,000	6,548%

*Based on 1,346,390,590 shares outstanding.

    As illustrated, the number of shares of common stock issuable upon conversion of the Company's convertible notes will increase if the market price of the Company's stock declines, which will cause dilution to the Company's existing shareholders.

The continuously adjustable conversion price feature of the convertible notes may encourage investors to make short sales in the Company's common stock, which could have a depressive effect on the price of the Company's common stock.

    The convertible notes are convertible into shares of the Company's common stock at a 55% discount to the trading price of the common stock prior to the conversion.  The significant downward pressure on the price of the common stock as the noteholders convert and sell material amounts of common stock could encourage short sales by investors.  This could place further downward pressure on the price of the common stock.  The noteholders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price.  In addition, not only could the sales of shares issuable upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The issuance of shares upon conversion of the convertible notes may cause immediate and substantial dilution to existing shareholders.

    The issuance of shares upon conversion of convertible notes may result in substantial dilution to the interests of other shareholders since the noteholders may ultimately convert and sell the full amount issuable on conversion.  Although the noteholders may not convert their convertible notes if such conversion would cause them to own more than 4.99% of the Company's outstanding common stock, this restriction does not prevent the noteholders from converting some of their holdings and then converting the rest of their holdings.  In this way, the noteholders could sell more than this limit while never holding more than this limit.  There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

Because the Company failed to hold an Annual Shareholders Meeting in fiscal 2007, the Delaware Court of Chancery may order an Annual Meeting to be held upon request by a shareholder.

    The Company did not hold an Annual Meeting of the Shareholders (the "Annual Meeting") for fiscal 2007 in order to avoid the costs of such a meeting, including the cost of preparing and mailing a Proxy Statement and Annual Report to each of its shareholders.  Under Delaware law, the Company is required to hold an Annual Meeting each year.  A failure to hold an Annual Meeting does not affect otherwise valid corporate acts or work a forfeiture or dissolution of the Company.  Moreover, under Delaware law, directors continue to serve as directors despite lack of an Annual Meeting until the next Annual Meeting and until their successors have been elected and qualified.  However, if the Company fails to hold an Annual Meeting for a period of 30 days after the date designated in its bylaws for the Annual Meeting, the Delaware Court of Chancery may order an Annual Meeting to be held upon the application of any of the Company's shareholders, if an Annual Meeting is ordered to be held by the court, the Company would have to incur the costs of holding the meeting, including the cost of preparing and mailing the Proxy Statement and Annual Report to each of its shareholders.  The Company anticipates holding an Annual Meeting in 2008.

ANNUAL REPORT AND FINANCIAL STATEMENTS

    Shareholders are referred to the Company's Amended Annual Report, including financial statements, for the year ended December 31, 2007, and the Company's Quarterly Reports, including unaudited financial statements, for the period ended March 31, 2008.  The Company will provide without charge to each shareholder, upon written request, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, excluding certain exhibits thereto, and the Quarterly Report on Form 10-QSB for the period ended March 31, 2008, as filed with the Securities and Exchange Commission.  Written requests for such information should be directed to Luis A. Mostacero, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119.

OTHER MATTERS

    As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above.  However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment.  In order to assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage prepaid envelope provided.  The signing and delivery of a Proxy by no means prevents one from attending the Special Meeting.

By order of the Board of Directors,

/s/ Luis A. Mostacero

Luis A. Mostacero
Vice President of Finance, Chief Financial Officer,
Treasurer and Secretary
July 21, 2008.

APPENDIX A
CERTIFICATE OF AMENDMENT
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

Paradigm Medical Industries, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of theGeneral Corporation Law of the State of Delaware does hereby certify:

    FIRST:   That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation, as amended, of the Corporation, declaring said amendment to be advisable and that the directors took action to authorize this amendment pursuant to authority granted by a majority of the Shareholders of the Corporation pursuant to the Bylaws of the Corporation and Section 212 of the General Corporation Law of the State of Delaware. The resolution setting forth the proposed amendment is as follows:

    RESOLVED, that the Certificate of Incorporation, as amended, of the Corporation be amended by inserting thefollowing paragraph as Fourth Article E immediately following the current text of Fourth Article D:

"E.  Reverse Stock Split.  Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each one hundred (100) shares of the Corporation's common stock, par value $0.001 per share, including (i) all authorized but unissued shares; (ii) all issued and outstanding shares; and (iii) all shares held in treasury, in each case immediately prior to the Effective Time will be and are automatically reclassified asand converted (without any further act) into one (1) fully-paid and nonassessable share of common stock, par value $0.001 per share, of the Corporation; provided, however, that no fractional shares of common stock of the Corporation shall be issued and in lieu of any fractional shares of common stock of the Corporation which any shareholder would otherwise be entitled to receive pursuant hereto, such shareholder shall be entitled to receive from the Corporation one additional share of common stock of the Corporation."

    SECOND:  That thereafter, in accordance with Section 242 of the General Corporation Law of the State of Delaware, amajority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, approved the foregoing amendment.

    THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the GeneralCorporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed this ____ day of _____, 2008.

_________________________________________
Raymond P.L. Cannefax, President and
Chief Executive Officer

PARADIGM MEDICAL INDUSTRIES, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
August 21, 2008

THIS PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF
PARADIGM MEDICAL INDUSTRIES, INC.

The undersigned hereby appoints Randall A. Mackey and Raymond P.L. Cannefax or either of them, each with full power of substitution, as proxies to vote at the Special Meeting of Shareholders to be held on Thursday August 21, 2008, beginning at 10:00 a.m., Mountain Standard Time, at the corporate headquarters of Paradigm Medical Industries, Inc. at 2355 South 1070 West, Salt Lake City, Utah, and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on matters set forth below, if personally present:

1.	APPROVAL OF A 1-FOR-100 REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

“ FOR	“ AGAINST	“ ABSTAIN

2.	IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2.  In  their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

DATED ______________________________, 2008.

SIGNATURE: ________________________________________________________________

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon and returned promptly.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.  If a corporation, please sign in full corporate name by the president or by an authorized corporate officer.  If a partnership, please sign in partnership name by an authorized person).